UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2023
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2023, L3Harris Technologies, Inc. ("L3Harris") entered into a Release of All Claims Agreement (the "Agreement") with Michelle L. Turner, which was approved by the Compensation Committee of L3Harris' Board of Directors. Under the Agreement, L3Harris and Ms. Turner agreed that within 60 days of December 29, 2023 (the "Separation Date"), L3Harris will pay Ms. Turner: (1) $1,600,000 (equal to one year of base salary plus one year of target bonus); (2) $951,200 in lieu of any payments to which she may be entitled under the L3Harris Technologies, Inc. Annual Incentive Plan, including in respect of 2023; (3) $18,000 in lieu of outplacement benefits; and (4) $500,000 as additional consideration for transitional assistance. The agreement also provides for 12 months of COBRA coverage at active employee rates and that Ms. Turner's separation from L3Harris will be treated as an involuntary separation for the purpose of her equity awards and other post-separation benefits. These payments and the other benefits provided under the Agreement are subject to its terms and conditions, which include, among other things, a release of all claims by Ms. Turner, confidentiality restrictions, a one-year non-solicitation restriction, a one-year non-competition restriction and other restrictive covenants.

The foregoing description of the terms and conditions of the Agreement is not complete and is qualified in its entirety by, and should be read in conjunction with, the complete text of the Agreement, which L3Harris expects to file as an exhibit to its Annual Report on Form 10-K for the fiscal year ending December 29, 2023.

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

      The following exhibit is provided herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File formatted in Inline XBRL

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: December 29, 2023		Title:	Senior Vice President, General Counsel and Secretary

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